ADVANCED SERIES TRUST

AST J.P. Morgan Strategic Opportunities Portfolio

Supplement dated October 1, 2015
to the Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (the SAI) for the AST J.P. Morgan Strategic Opportunities Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and the SAI.

The Board of Trustees of the Trust has approved amending the Subadvisory Agreement among Prudential Investments LLC (PI), AST Investment Services, Inc. (together with PI, the Manager) and J.P. Morgan Investment Management, Inc. to reflect a new subadvisory fee schedule with respect to the Portfolio to be paid by the Manager to J.P. Morgan. This change is expected to become effective on or about October 1, 2015.

To reflect this change, the Prospectus and the SAI are revised as follows:

I.	The table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Section of the Prospectus is hereby replaced with the table set forth below:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.05%
Dividend Expense on Short Sales	0.10%
Broker Fees and Expenses on Short Sales	None
Total Annual Portfolio Operating Expenses	1.21%
Fee Waiver and/or Expense Reimbursement	- 0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.20%

(1) The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

II.	The following table replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section of the Prospectus:

	1 Year	3 Years	5 Years	10 Years
AST J.P Morgan Strategic Opportunities Portfolio	$122	$383	$664	$1,465

III.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by adding the information pertaining to the Portfolio set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST J.P. Morgan Strategic Opportunities Portfolio	contractually waive 0.011% of the investment management fee

AST J.P. Morgan Strategic Opportunities Portfolio: The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

IV.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST J.P. Morgan Strategic Opportunities Portfolio	JP Morgan	0.40% of average daily net assets to $3,000 million; 0.35% of average daily net assets on the next $3,000 million; and 0.30% of average daily net assets over $6,000 million

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP6